UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-01236

Deutsche Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2017

Semiannual Report
to Shareholders

Deutsche Global Income Builder Fund

Contents

3 Letter to Shareholders

5 Performance Summary

9 Portfolio Management Team

10 Portfolio Summary

12 Investment Portfolio

43 Statement of Assets and Liabilities

45 Statement of Operations

47 Statements of Changes in Net Assets

48 Financial Highlights

53 Notes to Financial Statements

73 Information About Your Fund's Expenses

75 Advisory Agreement Board Considerations and Fee Evaluation

81 Account Management Resources

83 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

America’s economic expansion, now in its eighth year, continues. Much of the damage from the Great Recession appears to have been repaired, and growth, while not spectacular, has been sufficient to support a stronger labor market.

How long can this last? Our economists generally expect the economy to continue performing well this year. The labor markets should firm a bit further, and underlying inflation is edging closer to target.

Against this backdrop, the U.S. stock markets have set a series of record highs — thanks, in part, to expectations for a boost from Washington. The challenge is that the new administration is still finding its footing. So, while some combination of tax cuts, regulatory reforms, and spending increases in infrastructure and defense seems likely, the timing of implementation is unclear. It remains to be seen how the President’s legislative agenda will translate into tangible results after running the gauntlet of political procedure and bargaining.

We invite you to stay abreast of that process — and our economists’ take on the impact for the markets and investors — by visiting deutschefunds.com. The "Insights" section of our Web site offers up-to-date views on the global and domestic economies and the implications for each asset class.

Thank you, as always, for allowing us to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary April 30, 2017 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
Unadjusted for Sales Charge	8.77%	12.77%	6.02%	3.48%
Adjusted for the Maximum Sales Charge (max 5.75% load)	2.51%	6.29%	4.77%	2.86%
S&P® Target Risk Moderate Index†	4.61%	7.41%	5.51%	3.85%
Blended Index††	4.64%	6.02%	5.79%	3.95%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		12.62%	6.00%	3.65%
Adjusted for the Maximum Sales Charge (max 5.75% load)		6.14%	4.75%	3.04%
S&P® Target Risk Moderate Index†		6.95%	5.26%	3.95%
Blended Index††		6.66%	5.70%	4.17%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
Unadjusted for Sales Charge	8.34%	11.89%	5.19%	2.63%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	7.34%	11.89%	5.19%	2.63%
S&P® Target Risk Moderate Index†	4.61%	7.41%	5.51%	3.85%
Blended Index††	4.64%	6.02%	5.79%	3.95%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		11.72%	5.17%	2.80%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		11.72%	5.17%	2.80%
S&P® Target Risk Moderate Index†		6.95%	5.26%	3.95%
Blended Index††		6.66%	5.70%	4.17%
Class R6		6-Month‡	1-Year	Life of Class*
Average Annual Total Returns as of 4/30/17
No Sales Charges		8.81%	12.92%	2.22%
S&P® Target Risk Moderate Index†		4.61%	7.41%	3.34%
Blended Index††		4.64%	6.02%	2.76%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges			12.76%	1.91%
S&P® Target Risk Moderate Index†			6.95%	2.99%
Blended Index††			6.66%	2.56%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
No Sales Charges	8.88%	13.00%	6.23%	3.69%
S&P® Target Risk Moderate Index†	4.61%	7.41%	5.51%	3.85%
Blended Index††	4.64%	6.02%	5.79%	3.95%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		12.84%	6.21%	3.85%
S&P® Target Risk Moderate Index†		6.95%	5.26%	3.95%
Blended Index††		6.66%	5.70%	4.17%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
No Sales Charges	8.78%	12.92%	6.27%	3.75%
S&P® Target Risk Moderate Index†	4.61%	7.41%	5.51%	3.85%
Blended Index††	4.64%	6.02%	5.79%	3.95%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		12.76%	6.25%	3.91%
S&P® Target Risk Moderate Index†		6.95%	5.26%	3.95%
Blended Index††		6.66%	5.70%	4.17%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2017 are 0.94%, 1.74%, 0.69%, 0.73% and 0.71% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global Income Builder Fund — Class A ■ S&P Target Risk Moderate Index† ■ Blended Index††

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014. The performance shown for the Blended Index is for the time period of August 31, 2014 through October 31, 2016, which is based on the performance period of the life of Class R6.

† The S&P Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

†† The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Bloomberg Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
4/30/17	$ 9.54	$ 9.53	$ 9.51	$ 9.54	$ 9.52
10/31/16	$ 8.89	$ 8.88	$ 8.87	$ 8.89	$ 8.88
Distribution Information as of 4/30/17
Income Dividends, Six Months	$ .12	$ .09	$ .14	$ .13	$ .13

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Fabian Degen, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2007.

— Portfolio manager for US and Global Value Equity: New York.

— US Large Cap Equities: New York.

— Bachelor of International Business Administration in Investments and Finance from the International University of Applied Sciences Bad Honnef, Bonn with educational exchanges at the University of Maine (USA).

Portfolio Summary  (Unaudited)

Five Largest Equity Holdings at April 30, 2017 (5.3% of Net Assets)
1. Arthur J. Gallagher & Co. Provides insurance brokerage to clients	1.2%
2. Apple, Inc. Designs, manufactures and markets personal computers and related computing and mobile communication devices	1.2%
3. AT&T, Inc. Provider of communications services	1.0%
4. Grifols SA Develops, manufactures and markets diagnostic systems and medical materials	1.0%
5. Republic Services, Inc Provides non-hazardous solid waste collection and disposal services	0.9%

Five Largest Fixed-Income Long-Term Securities at April 30, 2017 (4.2% of Net Assets)
1. U.S. Treasury Note 0.75%, 10/31/2017	1.0%
2. Petrobras Global Finance BV 8.375%, 5/23/2021	1.0%
3. Government of Indonesia 8.375%, 9/15/2026	0.9%
4. KazMunayGas National Co. JSC 3.875%, 4/19/2022	0.7%
5. United Mexican States 5.75%, 3/5/2026	0.6%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 81 for contact information.

Investment Portfolio as of April 30, 2017 (Unaudited)

	Shares	Value ($)

Common Stocks 59.6%
Consumer Discretionary 4.9%
Automobiles 0.5%
Mazda Motor Corp.	112,700	1,651,956
Toyota Motor Corp.	41,300	2,235,887
		3,887,843
Hotels, Restaurants & Leisure 0.7%
Galaxy Entertainment Group Ltd.	409,200	2,277,907
McDonald's Corp.	2,519	352,484
SJM Holdings Ltd.	1,732,300	1,681,445
Yum! Brands, Inc.	15,100	992,825
		5,304,661
Internet & Direct Marketing Retail 0.5%
Amazon.com, Inc.*	4,476	4,140,255
Media 1.7%
Altice NV "B"*	45,426	1,129,686
Comcast Corp. "A"	171,904	6,736,918
Discovery Communications, Inc. "A"*	31,899	918,053
Liberty Media Corp.-Liberty Braves "C"*	5,970	146,384
Liberty Media Corp.-Liberty Formula One "C"* (a)	14,874	520,887
Liberty Media Corp.-Liberty SiriusXM "C"*	59,697	2,267,889
Twenty-First Century Fox, Inc. "B"	58,579	1,749,169
Walt Disney Co.	4,101	474,076
		13,943,062
Multiline Retail 0.4%
Dollarama, Inc.	35,912	3,143,829
Specialty Retail 1.1%
Dixons Carphone PLC	502,784	2,184,794
Home Depot, Inc.	36,937	5,765,866
Kingfisher PLC	307,608	1,359,786
		9,310,446
Consumer Staples 7.0%
Beverages 1.1%
Coca-Cola Co.	144,018	6,214,377
PepsiCo, Inc.	22,389	2,536,226
		8,750,603
Food & Staples Retailing 0.6%
Costco Wholesale Corp.	25,929	4,602,916
Food Products 2.2%
General Mills, Inc.	83,108	4,779,541
Kellogg Co.	59,322	4,211,862
Kerry Group PLC "A"	36,375	2,972,538
McCormick & Co., Inc.	50,183	5,013,282
Orkla ASA	154,182	1,396,186
		18,373,409
Household Products 2.2%
Church & Dwight Co., Inc.	35,818	1,774,065
Clorox Co.	36,656	4,900,541
Kimberly-Clark Corp.	48,596	6,305,331
Procter & Gamble Co.	62,709	5,476,377
		18,456,314
Tobacco 0.9%
Altria Group, Inc.	6,345	455,444
Philip Morris International, Inc.	59,785	6,626,569
		7,082,013
Energy 4.1%
Energy Equipment & Services 0.6%
TechnipFMC PLC*	141,686	4,259,743
WorleyParsons Ltd.*	66,874	566,852
		4,826,595
Oil, Gas & Consumable Fuels 3.5%
China Petroleum & Chemical Corp. (ADR)	16,300	1,326,331
CNOOC Ltd. (ADR)	8,400	975,660
Delek Group Ltd.	10,258	2,312,769
Exxon Mobil Corp.	51,109	4,173,050
Inpex Corp.	234,100	2,243,874
International Petroleum Corp.*	47,274	171,861
Lundin Petroleum AB*	135,623	2,589,260
PetroChina Co., Ltd. (ADR)	13,800	969,450
Reliance Industries Ltd. (GDR)	34,500	1,492,125
Repsol SA	241,490	3,823,504
Royal Dutch Shell PLC "B"	72,106	1,916,863
TOTAL SA	104,843	5,387,071
Woodside Petroleum Ltd.	90,378	2,177,783
		29,559,601
Financials 11.3%
Banks 5.3%
Banco Bradesco SA (ADR)	97,100	1,024,405
Banco Santander SA (a)	373,725	2,437,299
Bank Leumi Le-Israel BM*	311,621	1,461,247
Bank of America Corp.	174,986	4,084,173
Bank of Ireland*	7,777,473	1,957,032
Canadian Imperial Bank of Commerce	18,466	1,491,430
Citigroup, Inc.	60,160	3,556,659
ING Groep NV	312,084	5,080,598
Itau Unibanco Holding SA (ADR) (Preferred)	80,000	984,000
JPMorgan Chase & Co.	75,081	6,532,047
KB Financial Group, Inc. (ADR)	28,100	1,221,507
Toronto-Dominion Bank	162,859	7,663,041
Wells Fargo & Co.	104,843	5,644,747
		43,138,185
Capital Markets 1.5%
CI Financial Corp. (a)	207,729	4,063,122
Macquarie Group Ltd.	62,210	4,332,205
Schroders PLC	87,308	3,603,899
		11,999,226
Consumer Finance 0.3%
Discover Financial Services	46,545	2,913,252
Diversified Financial Services 1.3%
Berkshire Hathaway, Inc. "B"*	42,532	7,026,712
Onex Corp.	56,153	4,051,506
		11,078,218
Insurance 2.7%
Arthur J. Gallagher & Co.	175,729	9,807,436
Marsh & McLennan Companies, Inc.	57,641	4,272,927
RenaissanceRe Holdings Ltd.	48,689	6,922,115
XL Group Ltd.	26,100	1,092,285
		22,094,763
Thrifts & Mortgage Finance 0.2%
New York Community Bancorp., Inc.	100,648	1,337,612
Health Care 6.6%
Biotechnology 1.5%
CSL Ltd.	40,482	4,017,978
Grifols SA	306,583	8,233,803
		12,251,781
Health Care Equipment & Supplies 0.8%
Medtronic PLC	41,413	3,441,006
Smith & Nephew PLC	208,560	3,430,610
		6,871,616
Health Care Providers & Services 0.7%
DaVita, Inc.*	24,067	1,660,864
Henry Schein, Inc.*	23,973	4,166,507
		5,827,371
Life Sciences Tools & Services 0.1%
Agilent Technologies, Inc.	20,147	1,109,092
Pharmaceuticals 3.5%
Allergan PLC	6,345	1,547,292
AstraZeneca PLC	44,495	2,672,586
GlaxoSmithKline PLC	176,605	3,545,449
Johnson & Johnson	55,503	6,852,955
Merck & Co., Inc.	67,811	4,226,660
Orion Oyj "B"	79,288	4,547,296
Pfizer, Inc.	105,405	3,575,337
Sanofi (a)	13,722	1,294,592
		28,262,167
Industrials 6.9%
Aerospace & Defense 0.3%
General Dynamics Corp.	11,196	2,169,673
Air Freight & Logistics 0.5%
United Parcel Service, Inc. "B"	39,550	4,250,043
Commercial Services & Supplies 1.0%
Republic Services, Inc.	122,002	7,684,906
Electrical Equipment 0.0%
Schneider Electric SE	3,451	272,540
Industrial Conglomerates 1.8%
CK Hutchison Holdings Ltd.	235,500	2,941,347
General Electric Co.	146,906	4,258,805
Honeywell International, Inc.	55,778	7,314,727
Koninklijke Philips NV	15,232	527,964
		15,042,843
Machinery 1.1%
Atlas Copco AB "B"	94,397	3,139,710
Kawasaki Heavy Industries Ltd.	610,000	1,844,091
Metso Oyj	114,819	4,118,631
		9,102,432
Marine 0.2%
A P Moller-Maersk AS "A"	844	1,400,435
Road & Rail 0.3%
Canadian National Railway Co.	4,476	323,539
MTR Corp., Ltd.	321,900	1,854,008
		2,177,547
Trading Companies & Distributors 1.7%
Marubeni Corp.	639,600	3,938,295
Mitsubishi Corp.	162,100	3,495,020
Mitsui & Co., Ltd.	215,400	3,039,463
Sumitomo Corp.	280,500	3,745,452
		14,218,230
Information Technology 8.1%
Communications Equipment 0.2%
Cisco Systems, Inc.	19,396	660,822
Harris Corp.	9,795	1,095,962
		1,756,784
Internet Software & Services 2.2%
Alibaba Group Holding Ltd. (ADR)*	13,200	1,524,600
Alphabet, Inc. "A"*	7,370	6,813,712
Baidu, Inc. (ADR)*	7,300	1,315,679
Facebook, Inc. "A"*	32,555	4,891,389
NetEase, Inc. (ADR)	4,300	1,141,177
Tencent Holdings Ltd. (ADR)	63,300	1,984,455
Zillow Group, Inc. "C"*	18,097	705,783
		18,376,795
IT Services 1.1%
DXC Technology Co.*	19,960	1,503,787
Paychex, Inc.	92,528	5,485,060
Visa, Inc. "A"	23,410	2,135,460
		9,124,307
Semiconductors & Semiconductor Equipment 1.3%
ASM Pacific Technology Ltd.	218,500	3,252,914
ASML Holding NV	1,306	172,636
Rohm Co., Ltd.	32,100	2,251,823
STMicroelectronics NV	284,948	4,609,347
		10,286,720
Software 1.5%
Constellation Software, Inc.	6,995	3,199,288
Microsoft Corp.	88,052	6,028,040
The Sage Group PLC	353,678	3,069,159
		12,296,487
Technology Hardware, Storage & Peripherals 1.8%
Apple, Inc.	67,061	9,633,313
Brother Industries Ltd.	169,200	3,477,346
Samsung Electronics Co., Ltd., 144A (GDR)	1,700	1,667,700
		14,778,359
Materials 4.4%
Chemicals 3.0%
AdvanSix, Inc.*	2,219	60,490
GEO Specialty Chemicals, Inc.*	57,540	21,802
Israel Chemicals Ltd.	436,467	1,886,064
Koninklijke DSM NV	85,627	6,125,268
Sasol Ltd. (ADR)	32,700	998,004
Shin-Etsu Chemical Co., Ltd.	11,800	1,025,084
Solvay SA	36,094	4,590,281
The Israel Corp., Ltd.*	11,933	2,146,360
Umicore SA	101,292	5,930,632
Yara International ASA	53,722	1,997,212
		24,781,197
Construction Materials 0.7%
CRH PLC	167,522	6,108,574
Metals & Mining 0.7%
JFE Holdings, Inc.	12,400	211,403
Kobe Steel Ltd.*	173,200	1,538,175
POSCO (ADR)	15,700	926,614
Sumitomo Metal Mining Co., Ltd.	202,000	2,738,937
		5,415,129
Real Estate 1.9%
Equity Real Estate Investment Trusts (REITs) 1.4%
Federal Realty Investment Trust	38,144	4,992,668
Public Storage	20,428	4,277,214
Regency Centers Corp.	29,943	1,891,799
		11,161,681
Real Estate Management & Development 0.5%
Wharf Holdings Ltd.	453,500	3,874,225
Telecommunication Services 2.3%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	213,417	8,457,716
PT Telekomunikasi Indonesia Tbk (ADR)	61,400	2,010,850
Telecom Italia SpA (RSP)*	583,279	416,482
Verizon Communications, Inc.	132,651	6,090,007
		16,975,055
Wireless Telecommunication Services 0.2%
America Movil SAB de CV "L", (ADR)	67,000	1,031,130
SoftBank Group Corp.	11,900	901,187
		1,932,317
Utilities 2.1%
Electric Utilities 1.7%
Alliant Energy Corp.	164,165	6,454,968
Korea Electric Power Corp. (ADR)	96,600	1,913,646
Pinnacle West Capital Corp.	7,739	658,511
Southern Co.	96,730	4,817,154
		13,844,279
Multi-Utilities 0.3%
DTE Energy Co.	25,554	2,672,693
Water Utilities 0.1%
American Water Works Co., Inc.	4,851	386,916
Total Common Stocks (Cost $419,043,351)		488,354,997

Preferred Stocks 0.3%
Consumer Discretionary
Bayerische Motoren Werke (BMW) AG	20,616	1,695,055
Volkswagen AG	6,251	991,081
Total Preferred Stocks (Cost $2,553,165)		2,686,136

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $90,209)	506	4,155

		Principal Amount ($)(b)	Value ($)

Corporate Bonds 19.5%
Consumer Discretionary 3.0%
Ally Financial, Inc., 4.125%, 3/30/2020		205,000	209,986
Altice Financing SA, 144A, 7.5%, 5/15/2026		1,800,000	1,944,000
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		105,000	108,413
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		215,000	217,150
Boyd Gaming Corp., 6.875%, 5/15/2023		105,000	113,006
CCO Holdings LLC, 144A, 5.875%, 5/1/2027		2,035,000	2,164,731
Cequel Communications Holdings I LLC, 144A, 5.125%, 12/15/2021		1,390,000	1,421,275
Charter Communications Operating LLC:
3.579%, 7/23/2020		190,000	196,327
4.908%, 7/23/2025		130,000	139,327
Churchill Downs, Inc., 5.375%, 12/15/2021		121,000	125,991
Clear Channel Worldwide Holdings, Inc., Series B, 6.5%, 11/15/2022		595,000	616,569
CSC Holdings LLC:
5.25%, 6/1/2024		185,000	187,196
144A, 5.5%, 4/15/2027		1,800,000	1,860,750
144A, 10.125%, 1/15/2023		1,000,000	1,160,000
CVS Health Corp., 5.125%, 7/20/2045		230,000	257,040
Dana, Inc., 5.5%, 12/15/2024		170,000	172,975
DISH DBS Corp.:
4.25%, 4/1/2018		290,000	295,075
5.0%, 3/15/2023		845,000	847,112
7.875%, 9/1/2019		1,120,000	1,243,200
Fiat Chrysler Automobiles NV, 4.5%, 4/15/2020		380,000	390,925
General Motors Co., 6.6%, 4/1/2036		110,000	126,803
Goodyear Tire & Rubber Co., 5.0%, 5/31/2026		135,000	138,544
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		500,000	506,250
144A, 5.25%, 12/15/2023		160,000	161,200
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		50,000	48,750
Mediacom Broadband LLC, 6.375%, 4/1/2023		145,000	152,613
MGM Resorts International:
6.625%, 12/15/2021		1,095,000	1,229,137
6.75%, 10/1/2020		380,000	422,750
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		105,000	108,019
Nordstrom, Inc.:
4.0%, 3/15/2027		285,000	286,455
5.0%, 1/15/2044		445,000	423,239
Penske Automotive Group, Inc., 5.5%, 5/15/2026		165,000	164,175
SFR Group SA, 144A, 6.0%, 5/15/2022		700,000	729,750
Springs Industries, Inc., 6.25%, 6/1/2021		210,000	216,563
Time Warner, Inc., 3.8%, 2/15/2027		260,000	258,858
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		2,855,000	2,972,769
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		1,045,000	1,063,287
Viacom, Inc.:
5.875%, 2/28/2057		270,000	278,775
6.25%, 2/28/2057		285,000	292,481
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		265,000	255,062
144A, 8.5%, 10/15/2022		195,000	203,775
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026		375,000	379,687
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044		200,000	206,673
			24,296,663
Consumer Staples 0.4%
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/1/2046		1,095,000	1,196,236
Aramark Services, Inc., 5.125%, 1/15/2024		90,000	94,950
Cott Beverages, Inc., 5.375%, 7/1/2022		575,000	595,844
Kraft Heinz Foods Co., 4.375%, 6/1/2046		920,000	875,322
Molson Coors Brewing Co., 4.2%, 7/15/2046		160,000	151,333
			2,913,685
Energy 6.4%
Anadarko Petroleum Corp., 4.85%, 3/15/2021		70,000	75,256
Antero Resources Corp., 5.125%, 12/1/2022		440,000	446,600
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		65,000	66,625
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		180,000	181,350
Cenovus Energy, Inc., 144A, 5.4%, 6/15/2047		930,000	910,639
Cheniere Corpus Christi Holdings LLC, 144A, 7.0%, 6/30/2024		1,800,000	2,011,284
ConocoPhillips Co., 4.15%, 11/15/2034		415,000	413,616
Continental Resources, Inc., 5.0%, 9/15/2022		500,000	504,375
Ecopetrol SA, 5.875%, 9/18/2023		3,000,000	3,246,600
Empresa Nacional del Petroleo, 144A, 3.75%, 8/5/2026 (a)		1,600,000	1,568,768
Enbridge, Inc., 5.5%, 12/1/2046		485,000	532,855
Energy Transfer Partners LP, 5.95%, 10/1/2043		110,000	115,863
Halliburton Co., 4.85%, 11/15/2035		185,000	195,944
Hess Corp.:
5.6%, 2/15/2041		600,000	606,077
5.8%, 4/1/2047		300,000	311,584
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025		870,000	843,900
KazMunayGas National Co. JSC:
144A, 3.875%, 4/19/2022		6,000,000	6,008,688
144A, 4.75%, 4/19/2027 (a)		1,063,000	1,056,356
Kinder Morgan Energy Partners LP, 4.7%, 11/1/2042		530,000	497,622
Korea National Oil Corp., 144A, 2.125%, 4/14/2021		320,000	313,693
Laredo Petroleum, Inc., 6.25%, 3/15/2023		210,000	212,100
Lukoil International Finance BV, 144A, 6.656%, 6/7/2022		2,350,000	2,643,750
Marathon Oil Corp., 5.2%, 6/1/2045		375,000	377,059
MEG Energy Corp., 144A, 6.5%, 1/15/2025 (a)		500,000	493,750
Newfield Exploration Co., 5.375%, 1/1/2026		605,000	634,494
Noble Holding International Ltd.:
5.75%, 3/16/2018		60,000	60,674
7.75%, 1/15/2024 (a)		500,000	456,250
Oasis Petroleum, Inc., 6.875%, 3/15/2022 (a)		580,000	587,250
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		3,520,000	3,762,324
Petrobras Global Finance BV:
6.125%, 1/17/2022		936,000	980,788
8.375%, 5/23/2021		7,000,000	7,927,500
Petroleos Mexicanos, REG S, 3.75%, 2/21/2024	EUR	2,720,000	3,059,189
Plains All American Pipeline LP:
2.85%, 1/31/2023		230,000	223,606
4.3%, 1/31/2043		380,000	330,181
4.5%, 12/15/2026		685,000	710,075
Range Resources Corp.:
4.875%, 5/15/2025		140,000	134,400
144A, 5.0%, 8/15/2022		500,000	494,375
144A, 5.875%, 7/1/2022		175,000	178,937
Regency Energy Partners LP, 4.5%, 11/1/2023		150,000	156,151
Rice Energy, Inc., 7.25%, 5/1/2023		50,000	54,000
State Oil Co. of The Azerbaijan Republic, REG S, 4.75%, 3/13/2023		3,000,000	2,971,104
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		180,000	178,392
Tesoro Logistics LP:
5.25%, 1/15/2025		1,800,000	1,910,250
6.375%, 5/1/2024		110,000	120,175
Transcanada Trust, 5.3%, 3/15/2077		1,280,000	1,291,200
Weatherford International Ltd., 144A, 9.875%, 2/15/2024		500,000	582,500
Whiting Petroleum Corp., 6.25%, 4/1/2023 (a)		985,000	985,000
WPX Energy, Inc.:
6.0%, 1/15/2022		500,000	507,500
8.25%, 8/1/2023 (a)		210,000	234,150
			52,164,819
Financials 2.8%
AerCap Ireland Capital DAC, 3.75%, 5/15/2019		70,000	72,008
Akbank TAS, 144A, 5.0%, 10/24/2022		3,000,000	3,015,000
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		160,000	162,000
Ares Capital Corp., 3.625%, 1/19/2022		230,000	229,668
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044		110,000	114,811
BNP Paribas SA, 144A, 4.625%, 3/13/2027		1,410,000	1,445,205
CIT Group, Inc., 144A, 5.0%, 5/15/2018		110,000	110,649
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		500,000	533,250
Credit Agricole SA, 144A, 4.125%, 1/10/2027		655,000	665,270
Credit Suisse Group AG, 144A, 4.282%, 1/9/2028		500,000	507,879
Credit Suisse Group Funding Guernsey Ltd., 3.8%, 6/9/2023		255,000	260,085
Credito Real SAB de CV SOFOM ER, 144A, 7.25%, 7/20/2023		500,000	521,875
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		220,000	222,141
FS Investment Corp., 4.75%, 5/15/2022		310,000	318,394
HSBC Holdings PLC, 4.375%, 11/23/2026		640,000	655,740
ING Groep NV, 3.95%, 3/29/2027		430,000	440,371
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044		150,000	154,137
Legg Mason, Inc., 5.625%, 1/15/2044		210,000	215,664
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		105,000	111,956
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		55,000	53,251
Morgan Stanley, 6.25%, 8/9/2026		3,000,000	3,602,274
National Savings Bank, 144A, 5.15%, 9/10/2019		500,000	508,750
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		190,000	210,988
Royal Bank of Scotland Group PLC, 3.875%, 9/12/2023		255,000	255,409
Santander Holdings U.S.A., Inc., 144A, 3.7%, 3/28/2022		950,000	955,884
Standard Chartered PLC, 144A, 4.05%, 4/12/2026		325,000	329,700
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		140,000	139,751
The Goldman Sachs Group, Inc., 2.922%**, 10/28/2027 (a)		3,250,000	3,349,902
Turkiye Garanti Bankasi AS, 144A, 5.25%, 9/13/2022		3,500,000	3,563,063
UBS Group Funding Switzerland AG, 144A, 4.253%, 3/23/2028		325,000	334,829
Voya Financial, Inc., 4.8%, 6/15/2046		165,000	165,406
			23,225,310
Health Care 1.3%
Abbott Laboratories:
3.75%, 11/30/2026		3,000,000	3,036,834
4.9%, 11/30/2046		755,000	789,900
AbbVie, Inc.:
4.45%, 5/14/2046		780,000	760,304
4.7%, 5/14/2045		250,000	251,710
Actavis Funding SCS, 4.75%, 3/15/2045		95,000	96,757
Celgene Corp., 5.0%, 8/15/2045		120,000	128,078
Endo Dac:
144A, 6.0%, 7/15/2023		230,000	201,538
144A, 6.0%, 2/1/2025		160,000	135,120
Endo Finance LLC, 144A, 5.375%, 1/15/2023		290,000	248,675
Express Scripts Holding Co.:
3.4%, 3/1/2027		310,000	295,025
4.8%, 7/15/2046		235,000	228,441
Gilead Sciences, Inc., 4.15%, 3/1/2047		165,000	155,843
HCA, Inc.:
5.875%, 2/15/2026		285,000	302,812
6.5%, 2/15/2020		2,020,000	2,217,071
LifePoint Health, Inc., 144A, 5.375%, 5/1/2024		45,000	45,450
Mallinckrodt International Finance SA, 4.75%, 4/15/2023 (a)		370,000	315,425
Mylan NV, 5.25%, 6/15/2046		225,000	231,021
Stryker Corp., 4.625%, 3/15/2046		90,000	94,130
Tenet Healthcare Corp.:
4.631%**, 6/15/2020		200,000	201,000
6.25%, 11/1/2018		460,000	482,144
6.75%, 6/15/2023 (a)		420,000	401,100
Valeant Pharmaceuticals International, Inc., 144A, 5.875%, 5/15/2023		355,000	262,256
			10,880,634
Industrials 0.4%
ADT Corp., 6.25%, 10/15/2021		225,000	246,809
Bombardier, Inc., 144A, 5.75%, 3/15/2022		1,480,000	1,468,900
FedEx Corp., 4.55%, 4/1/2046		115,000	116,180
Kenan Advantage Group, Inc., 144A, 7.875%, 7/31/2023		175,000	180,687
Masonite International Corp., 144A, 5.625%, 3/15/2023		145,000	150,438
Ply Gem Industries, Inc., 6.5%, 2/1/2022		179,000	185,265
United Rentals North America, Inc., 7.625%, 4/15/2022		810,000	845,437
ZF North America Capital, Inc., 144A, 4.5%, 4/29/2022		440,000	462,000
			3,655,716
Information Technology 0.4%
Cardtronics, Inc., 5.125%, 8/1/2022		135,000	137,700
Dell International LLC:
144A, 4.42%, 6/15/2021		465,000	488,157
144A, 8.1%, 7/15/2036		130,000	163,143
DXC Technology Co.:
144A, 4.25%, 4/15/2024		725,000	742,834
144A, 4.75%, 4/15/2027		860,000	888,223
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		175,000	181,125
Seagate HDD Cayman:
144A, 4.25%, 3/1/2022		400,000	399,172
5.75%, 12/1/2034		230,000	214,491
			3,214,845
Materials 1.9%
AK Steel Corp., 7.0%, 3/15/2027 (a)		2,500,000	2,471,875
Ball Corp., 5.25%, 7/1/2025		225,000	243,000
Berry Plastics Corp., 5.5%, 5/15/2022		695,000	726,275
Cascades, Inc., 144A, 5.5%, 7/15/2022		145,000	146,087
CF Industries, Inc.:
144A, 3.4%, 12/1/2021		790,000	794,384
144A, 4.5%, 12/1/2026		95,000	96,567
Chemours Co., 6.625%, 5/15/2023		195,000	208,650
Constellium NV:
144A, 6.625%, 3/1/2025		1,000,000	985,000
144A, 7.875%, 4/1/2021		250,000	269,725
Glencore Funding LLC, 144A, 4.625%, 4/29/2024		80,000	83,639
Hexion, Inc., 6.625%, 4/15/2020		315,000	297,675
Platform Specialty Products Corp., 144A, 6.5%, 2/1/2022 (a)		160,000	164,000
Potash Corp. of Saskatchewan, Inc., 4.0%, 12/15/2026		360,000	368,885
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		3,880,000	3,996,400
St. Marys Cement, Inc., 144A, 5.75%, 1/28/2027		2,424,000	2,420,970
Teck Resources Ltd.:
4.75%, 1/15/2022		1,600,000	1,656,000
144A, 8.5%, 6/1/2024		50,000	57,938
Tronox Finance LLC:
6.375%, 8/15/2020		45,000	45,731
144A, 7.5%, 3/15/2022 (a)		245,000	256,025
United States Steel Corp., 144A, 8.375%, 7/1/2021		75,000	82,594
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		120,000	128,850
144A, 5.625%, 10/1/2024		60,000	65,100
			15,565,370
Real Estate 0.5%
CBL & Associates LP:
(REIT), 5.25%, 12/1/2023		310,000	310,536
(REIT), 5.95%, 12/15/2026 (a)		520,000	510,657
Equinix, Inc.:
(REIT), 5.375%, 4/1/2023		690,000	718,463
(REIT), 5.875%, 1/15/2026		120,000	129,300
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		900,000	961,775
Host Hotels & Resorts LP, (REIT), 3.875%, 4/1/2024		450,000	458,002
Omega Healthcare Investors, Inc.:
(REIT), 4.75%, 1/15/2028		490,000	486,540
(REIT), 4.95%, 4/1/2024		260,000	271,605
Select Income REIT, (REIT), 4.15%, 2/1/2022		260,000	263,574
VEREIT Operating Partnership LP:
(REIT), 4.125%, 6/1/2021		40,000	41,625
(REIT), 4.875%, 6/1/2026		35,000	37,086
			4,189,163
Telecommunication Services 1.5%
AT&T, Inc.:
3.4%, 5/15/2025		650,000	632,987
4.25%, 3/1/2027		977,000	997,575
4.5%, 5/15/2035		340,000	322,014
CenturyLink, Inc.:
Series T, 5.8%, 3/15/2022		395,000	413,269
Series Y, 7.5%, 4/1/2024 (a)		370,000	402,009
Frontier Communications Corp.:
6.875%, 1/15/2025		415,000	345,591
7.125%, 1/15/2023		940,000	822,500
8.5%, 4/15/2020 (a)		1,645,000	1,749,869
Intelsat Jackson Holdings SA, 144A, 8.0%, 2/15/2024 (a)		357,000	383,775
Level 3 Financing, Inc.:
5.25%, 3/15/2026		180,000	185,639
5.375%, 5/1/2025		210,000	218,925
6.125%, 1/15/2021		525,000	542,719
Sprint Communications, Inc., 144A, 7.0%, 3/1/2020		245,000	267,662
Sprint Corp., 7.125%, 6/15/2024		1,485,000	1,619,585
Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023		1,320,000	1,331,550
T-Mobile U.S.A., Inc., 6.375%, 3/1/2025		316,000	345,331
Telefonica Emisiones SAU, 5.213%, 3/8/2047		650,000	675,355
Verizon Communications, Inc., 4.272%, 1/15/2036		350,000	327,377
VimpelCom Holdings BV, 144A, 5.95%, 2/13/2023		250,000	265,752
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		210,000	217,035
Zayo Group LLC, 6.375%, 5/15/2025		265,000	286,531
			12,353,050
Utilities 0.9%
Calpine Corp.:
5.375%, 1/15/2023 (a)		340,000	334,900
5.75%, 1/15/2025		110,000	106,425
Dynegy, Inc., 7.625%, 11/1/2024 (a)		485,000	443,775
Electricite de France SA, 144A, 4.75%, 10/13/2035		390,000	404,726
Great Plains Energy, Inc., 4.85%, 4/1/2047		285,000	289,542
Majapahit Holding BV, 144A, 7.75%, 1/20/2020		4,000,000	4,508,000
NGL Energy Partners LP, 5.125%, 7/15/2019		175,000	174,562
NRG Energy, Inc., 6.25%, 5/1/2024 (a)		870,000	866,955
Southern Power Co., Series F, 4.95%, 12/15/2046		123,000	123,874
			7,252,759
Total Corporate Bonds (Cost $157,294,094)			159,712,014
Asset-Backed 0.4%
Miscellaneous
Dell Equipment Finance Trust:
"C", Series 2017-1, 144A, 2.95%, 4/22/2022 (c)		470,000	469,990
"D", Series 2017-1, 144A, 3.44%, 4/24/2023 (c)		980,000	979,866
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		819,976	810,519
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		617,795	620,535
Total Asset-Backed (Cost $2,886,966)			2,880,910

Mortgage-Backed Securities Pass-Throughs 0.0%
Federal Home Loan Mortgage Corp., 6.0%, 11/1/2021		40,644	45,964
Federal National Mortgage Association, 6.5%, 6/1/2017		1,780	1,781
Government National Mortgage Association, 6.5%, 8/20/2034		64,047	74,196
Total Mortgage-Backed Securities Pass-Throughs (Cost $111,437)			121,941

Commercial Mortgage-Backed Securities 1.0%
Credit Suisse First Boston Mortgage Securities Corp., "G", Series 2005-C6, 144A, 5.23%**, 12/15/2040		1,577,939	1,577,037
CSAIL Commercial Mortgage Trust, "A4", Series 2015-C4, 3.808%, 11/15/2048		1,450,000	1,513,562
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.675%***, 12/25/2024		7,454,104	265,808
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		2,500,427	2,457,712
JPMBB Commercial Mortgage Securities Trust:
"A4", Series 2015-C28, 3.227%, 10/15/2048		2,185,000	2,204,602
"A3", Series 2014-C19, 3.669%, 4/15/2047		200,000	208,200
Total Commercial Mortgage-Backed Securities (Cost $8,215,030)			8,226,921

Collateralized Mortgage Obligations 1.6%
Fannie Mae Connecticut Avenue Securities, "1M1", Series 2016-C02, 3.132%**, 9/25/2028		1,443,942	1,464,988
Federal Home Loan Mortgage Corp.:
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		1,310,717	109,103
"IC", Series 3971, Interest Only, 3.0%, 3/15/2026		533,037	28,515
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		2,184,276	216,648
"PI", Series 3987, Interest Only, 3.0%, 1/15/2027		2,734,660	250,458
"PI", Series 4017, Interest Only, 3.0%, 3/15/2027		842,150	73,014
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		331,396	48,071
"C31", Series 303, Interest Only, 4.5%, 12/15/2042		5,734,022	1,131,568
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		1,854,429	206,973
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		2,070,744	180,022
Federal National Mortgage Association:
"WO", Series 2013-27, Principal Only, Zero Coupon, 12/25/2042		1,200,000	717,019
"4", Series 406, Interest Only, 4.0%, 9/25/2040		1,420,135	277,479
"JZ", Series 2012-4, 4.0%, 9/25/2041		3,137,905	3,492,376
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		376,715	67,390
Government National Mortgage Association:
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		1,481,414	196,000
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		842,170	83,628
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		259,330	29,679
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		1,827,059	284,916
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		152,807	27,067
"ND", Series 2010-130, 4.5%, 8/16/2039		3,400,000	3,602,218
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		279,761	1,998
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		206,609	33,553
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,004,987	181,355
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		283,771	28,774
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		964,878	164,372
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		755,310	130,040
"SC", Series 2002-33, Interest Only, 6.406%***, 5/16/2032		660,750	113,130
Total Collateralized Mortgage Obligations (Cost $11,753,496)			13,140,354

Government & Agency Obligations 7.3%
Other Government Related (d) 0.9%
Novolipetsk Steel, 144A, 4.5%, 6/15/2023		3,600,000	3,654,000
Sberbank of Russia:
144A, 5.125%, 10/29/2022		3,000,000	3,106,452
Series 7, REG S, 5.717%, 6/16/2021		900,000	972,000
			7,732,452
Sovereign Bonds 4.2%
Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023		3,000,000	3,007,500
Export-Import Bank of India, 144A, 3.375%, 8/5/2026		4,000,000	3,849,088
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	94,020,000,000	7,667,472
Ivory Coast Government International Bond, 144A, 6.375%, 3/3/2028		400,000	402,112
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN	38,285,035	1,915,426
Republic of Angola, 144A, 9.5%, 11/12/2025		450,000	471,267
Republic of Armenia, 144A, 7.15%, 3/26/2025		700,000	763,112
Republic of Azerbaijan, 144A, 4.75%, 3/18/2024		3,500,000	3,563,504
Republic of Hungary:
6.25%, 1/29/2020		4,000,000	4,385,552
Series 19/A, 6.5%, 6/24/2019	HUF	90,600,000	356,580
Republic of Namibia, 144A, 5.25%, 10/29/2025 (a)		250,000	253,125
Republic of Portugal, 144A, 5.125%, 10/15/2024		1,700,000	1,659,455
Republic of Sri Lanka, 144A, 5.75%, 1/18/2022		525,000	542,765
United Mexican States, Series M, 5.75%, 3/5/2026	MXN	110,104,200	5,312,713
			34,149,671
U.S. Treasury Obligations 2.2%
U.S. Treasury Bills:
0.56%****, 6/1/2017 (e)		2,107,000	2,105,757
0.59%****, 8/10/2017 (e)		5,242,000	5,230,237
U.S. Treasury Bond, 2.875%, 11/15/2046		140,000	137,605
U.S. Treasury Notes:
0.75%, 10/31/2017 (f)		8,500,000	8,488,712
0.75%, 4/30/2018		1,000,000	996,094
2.25%, 2/15/2027		760,000	757,773
			17,716,178
Total Government & Agency Obligations (Cost $58,828,061)			59,598,301

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 7.5%, 10/30/2018 (PIK) (Cost $700,469)		697,520	688,442

Loan Participations and Assignments 1.5%
Senior Loans**
AerCap Holdings NV, Term Loan A, 3.397%, 10/6/2023		1,500,000	1,520,063
Altice U.S. Finance I Corp., Term Loan B, 3.993%, 1/15/2025		3,581	3,585
Atlantic Broadband Finance LLC, Term Loan B, 3.493%, 11/30/2019		3,593	3,613
Berry Plastics Group, Inc., Term Loan K, 3.239%, 2/8/2020		1,613	1,625
DaVita HealthCare Partners, Inc., Term Loan B, 3.743%, 6/24/2021		2,319,105	2,346,354
FCA U.S. LLC, Term Loan B, 2.99%, 12/31/2018		582,217	585,038
Hilton Worldwide Finance LLC, Term Loan B2, 2.991%, 10/25/2023		1,763,163	1,779,692
NRG Energy, Inc., Term Loan B, 3.243%, 6/30/2023		1,102,608	1,108,237
Outfront Media Capital LLC, Term Loan B, 3.244%, 3/16/2024		1,237,500	1,247,864
Ply Gem Industries, Inc., Term Loan, 4.147%, 2/1/2021		602,402	606,640
SBA Senior Financial II LLC, Term Loan B1, 3.25%, 3/24/2021		720,142	725,432
Seminole Tribe of Florida, Term Loan, 3.397%, 4/29/2020		1,161,290	1,166,551
TransDigm, Inc., Term Loan F, 3.993%, 6/9/2023		1,300,413	1,300,413
Total Loan Participations and Assignments (Cost $12,308,102)			12,395,107

Municipal Bonds and Notes 0.1%
New York, NY, General Obligation, Series C, 5.0%, 8/1/2033 (Cost $714,054)		620,000	710,774

	Shares	Value ($)

Exchange-Traded Funds 6.2%
iShares iBoxx $ High Yield Corporate Bond ETF (a)	287,000	25,290,440
SPDR Bloomberg Barclays High Yield Bond ETF	150,000	5,571,000
VanEck Vectors JPMorgan EM Local Currency Bond ETF (a)	1,068,133	19,942,043
Total Exchange-Traded Funds (Cost $50,556,772)		50,803,483

	Contracts	Value ($)

Call Options Purchased 0.0%
Options on Exchange-Traded Futures Contracts
CBOE Volatility Index, Expiration Date 6/21/2017, Strike Price $14.0	800	92,000
CBOE Volatility Index, Expiration Date 6/21/2017, Strike Price $20.0	800	39,200
Total Call Options Purchased (Cost $134,400)		131,200

	Shares	Value ($)

Securities Lending Collateral 4.8%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.66% (g) (h) (Cost $39,152,497)	39,152,497	39,152,497

Cash Equivalents 2.7%
Deutsche Central Cash Management Government Fund, 0.80% (g) (Cost $22,205,203)	22,205,203	22,205,203

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $786,547,306)†	105.1	860,812,435
Other Assets and Liabilities, Net	(5.1)	(42,056,262)
Net Assets	100.0	818,756,173

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2017.

*** These securities are shown at their current rate as of April 30, 2017.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $787,816,308. At April 30, 2017, net unrealized appreciation for all securities based on tax cost was $72,996,127. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $86,139,318 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,143,191.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2017 amounted to $37,899,254, which is 4.6% of net assets.

(b) Principal amount stated in U.S. dollars unless otherwise noted.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At April 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At April 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depository Receipt

EM: Emerging Markets

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SPDR: Standard & Poor's Depositary Receipt

At April 30, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	6/15/2017	118	11,461,778	300,013
3 Month Euro Euribor Interest Rate	EUR	3/19/2018	13	3,549,075	510
3 Month Euro Swiss Franc (Euroswiss) Interest Rate	CHF	3/19/2018	14	3,544,673	(1,780)
3 Month Euroyen	JPY	3/19/2018	15	3,363,142	1,469
90 Day Eurodollar	USD	3/19/2018	14	3,445,050	6,217
90 Day Sterling Interest Rate	GBP	3/21/2018	22	3,546,482	1,036
ASX 90 Day Bank Accepted Bills	AUD	3/8/2018	18	13,418,843	5,562
DAX Index	EUR	6/16/2017	50	16,976,055	670,149
Euro Stoxx 50 Index	EUR	6/16/2017	647	24,723,574	646,979
Mini MSCI Emerging Market Index	USD	6/16/2017	500	24,475,000	219,323
Yen Denominated Nikkei Index	JPY	6/8/2017	185	15,944,270	(96,197)
Total net unrealized appreciation					1,753,281

At April 30, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
S&P 500 E-Mini Index	USD	6/16/2017	470	55,941,750	(291,804)

At April 30, 2017, open written options contracts were as follows:

Options on Exchange-Traded Futures Contracts
Call Options	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (i)
CBOE Volatility Index	1,600	6/21/2017	17.0	114,400	(120,000)

(i) Unrealized depreciation on written options on exchange-traded futures contracts at April 30, 2017 was $5,600.

At April 30, 2017, open credit default swap contracts sold were as follows:

Centrally Cleared Swaps
Expiration Date	Notional Amount ($) (j)	Fixed Cash Flows Paid	Underlying Reference Obligation	Value ($)	Unrealized Appreciation ($)
6/20/2021	17,424,000	5.0%	Markit CDX North America High Yield	1,596,585	1,016,806

(j) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At April 30, 2017, open interest rate swap contracts sold were as follows:

Centrally Cleared Swaps
Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
9/20/2017 9/20/2018	7,900,000	Fixed — 1.5%	Floating — 3-Month LIBOR	4,228	(986)
9/20/2017 9/20/2027	34,000,000	Fixed — 2.5%	Floating — 3-Month LIBOR	(474,443)	(135,565)
9/20/2017 9/20/2047	11,000,000	Fixed — 2.5%	Floating — 3-Month LIBOR	201,017	(87,777)
9/20/2017 9/20/2022	9,300,000	Floating — 3-Month LIBOR	Fixed — 2.0%	(11,076)	22,392
9/20/2017 9/20/2037	5,700,000	Floating — 3-Month LIBOR	Fixed — 2.5%	(51,634)	36,644
Total net unrealized depreciation					(165,292)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at April 30, 2017 is 1.17%.

As of April 30, 2017, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
CAD	20,000,000	USD	15,319,801	5/2/2017	668,108	Barclays Bank PLC (k)
USD	36,631,940	EUR	34,000,000	5/9/2017	415,032	Canadian Imperial Bank of Commerce
USD	36,860,012	EUR	34,000,000	5/9/2017	186,960	Societe Generale
USD	16,385,520	GBP	13,400,000	6/8/2017	987,209	Citigroup, Inc. (l)
AUD	21,600,000	USD	16,351,956	6/8/2017	188,578	Citigroup, Inc. (l)
CAD	21,700,000	USD	15,983,972	6/28/2017	73,787	Goldman Sachs & Co.
AUD	21,300,000	USD	16,312,729	6/28/2017	379,201	National Australia Bank Ltd.
USD	37,524,900	EUR	35,000,000	7/3/2017	719,940	Goldman Sachs & Co.
MXN	200,000,000	USD	10,657,856	7/20/2017	168,631	Toronto-Dominion Bank
USD	16,826,608	EUR	15,411,000	7/26/2017	32,914	Toronto-Dominion Bank
Total unrealized appreciation					3,820,360

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	15,068,978	CAD	20,000,000	5/2/2017	(417,286)	Canadian Imperial Bank of Commerce
EUR	68,000,000	USD	72,819,840	5/9/2017	(1,274,104)	Goldman Sachs & Co.
JPY	4,286,000,000	USD	37,618,931	6/6/2017	(879,725)	Citigroup, Inc. (l)
USD	16,433,904	AUD	21,600,000	6/8/2017	(270,526)	Societe Generale
GBP	13,400,000	USD	16,745,554	6/8/2017	(627,175)	Morgan Stanley
USD	16,008,441	AUD	21,300,000	6/28/2017	(74,914)	Goldman Sachs & Co.
USD	16,350,790	CAD	21,700,000	6/28/2017	(440,605)	Toronto-Dominion Bank
EUR	35,000,000	USD	37,720,200	7/3/2017	(524,639)	Goldman Sachs & Co.
EUR	2,720,000	USD	2,965,069	7/26/2017	(10,591)	Citigroup, Inc. (l)
GBP	12,921,000	USD	16,567,567	7/26/2017	(208,251)	BNP Paribas
MXN	309,100,000	USD	16,137,578	7/27/2017	(55,445)	Citigroup, Inc. (l)
Total unrealized depreciation					(4,783,261)

(k) U.S. Treasury Inflation-Indexed Note with a value of $903,475 received as collateral for open over-the-counter derivatives contracts.

(l) U.S. Treasury Note with a value of $365,910 received as collateral for open over-the-counter derivatives contracts.

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound HUF Hungarian Forint IDR Indonesian Rupiah JPY Japanese Yen MXN Mexican Peso USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$ 39,730,096	$ —	$ —	$ 39,730,096
Consumer Staples	57,265,255	—	—	57,265,255
Energy	32,073,427	2,312,769	—	34,386,196
Financials	91,100,009	1,461,247	—	92,561,256
Health Care	54,322,027	—	—	54,322,027
Industrials	56,318,649	—	—	56,318,649
Information Technology	66,619,452	—	—	66,619,452
Materials	32,250,674	4,032,424	21,802	36,304,900
Real Estate	15,035,906	—	—	15,035,906
Telecommunication Services	18,907,372	—	—	18,907,372
Utilities	16,903,888	—	—	16,903,888
Preferred Stocks	2,686,136	—	—	2,686,136
Warrants	—	—	4,155	4,155
Fixed Income Investments
Corporate Bonds	—	159,712,014	—	159,712,014
Asset-Backed	—	2,880,910	—	2,880,910
Mortgage-Backed Securities Pass-Throughs	—	121,941	—	121,941
Commercial Mortgage-Backed Securities	—	8,226,921	—	8,226,921
Collateralized Mortgage Obligations	—	13,140,354	—	13,140,354
Government & Agency Obligations	—	59,598,301	—	59,598,301
Convertible Bond	—	—	688,442	688,442
Loan Participations and Assignments	—	12,395,107	—	12,395,107
Municipal Bonds and Notes	—	710,774	—	710,774
Exchange-Traded Funds	50,803,483	—	—	50,803,483
Short-Term Investments (m)	61,357,700	—	—	61,357,700
Derivatives (n)
Purchased Options	131,200	—	—	131,200
Futures Contracts	1,851,258	—	—	1,851,258
Credit Default Swap Contracts	—	1,016,806	—	1,016,806
Interest Rate Swap Contracts	—	59,036	—	59,036
Forward Foreign Currency Exchange Contracts	—	3,820,360	—	3,820,360
Total	$ 597,356,532	$ 269,488,964	$ 714,399	$ 867,559,895
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (n)
Futures Contracts	$ (389,781)	$ —	$ —	$ (389,781)
Written Options	(120,000)	—	—	(120,000)
Interest Rate Swap Contracts	—	(224,328)	—	(224,328)
Forward Foreign Currency Exchange Contracts	—	(4,783,261)	—	(4,783,261)
Total	$ (509,781)	$ (5,007,589)	$ —	$ (5,517,370)

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 2 to Level 1. During the period ended April 30, 2017, the amount of transfers between Level 2 and Level 1 was $151,345,628.

Transfers between price levels are recognized at the beginning of the reporting period.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include value of options purchased, unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of April 30, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $725,189,606) — including $37,899,254 of securities loaned	$ 799,454,735
Investment in Deutsche Government & Agency Securities Portfolio (cost $39,152,497)*	39,152,497
Investment in Deutsche Central Cash Management Government Fund (cost $22,205,203)	22,205,203
Total investments in securities, at value (cost $786,547,306)	860,812,435
Cash	17,791,137
Foreign currency, at value (cost $551,270)	579,461
Cash held as collateral for forward foreign currency exchange contracts	330,000
Receivable for investments sold	22,643,430
Receivable for Fund shares sold	358,559
Dividends receivable	1,419,091
Interest receivable	2,904,315
Receivable for variation margin on futures contracts	206,679
Unrealized appreciation on forward foreign currency exchange contracts	3,820,360
Foreign taxes recoverable	283,502
Other assets	66,940
Total assets	911,215,909
Liabilities
Payable upon return of securities loaned	39,152,497
Payable for investments purchased	44,637,592
Payable for investments purchased — when-issued/delayed delivery securities	1,449,856
Payable for Fund shares redeemed	702,883
Payable for variation margin on centrally cleared swaps	60,905
Payable upon return of deposit for forward foreign currency contracts	330,000
Options written, at value (premium received $114,400)	120,000
Unrealized depreciation on forward foreign currency exchange contracts	4,783,261
Accrued management fee	247,572
Accrued Trustees' fees	5,164
Other accrued expenses and payables	970,006
Total liabilities	92,459,736
Net assets, at value	$ 818,756,173

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	5,919,593
Net unrealized appreciation (depreciation) on: Investments	74,265,129
Swap contracts	851,514
Futures	1,461,477
Foreign currency	(957,493)
Written options	(5,600)
Accumulated net realized gain (loss)	(20,505,421)
Paid-in capital	757,726,974
Net assets, at value	$ 818,756,173
Net Asset Value
Class A Net Asset Value and redemption price per share ($595,082,602 ÷ 62,409,400 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.54
Maximum offering price per share (100 ÷ 94.25 of $9.54)	$ 10.12

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($21,014,773 ÷ 2,205,880 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 9.53
Class R6 Net Asset Value, offering and redemption price per share ($2,378,761 ÷ 250,056 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.51
Class S Net Asset Value, offering and redemption price per share ($191,441,101 ÷ 20,074,023 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.54
Institutional Class Net Asset Value, offering and redemption price per share ($8,838,936 ÷ 928,236 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.52

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended April 30, 2017 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $246,880)	$ 6,803,327
Interest (net of foreign taxes withheld of $12,646)	5,940,182
Income distributions — Deutsche Central Cash Management Government Fund	17,768
Securities lending income, net of borrower rebates	275,063
Total income	13,036,340
Expenses: Management fee	1,479,147
Administration fee	399,769
Services to shareholders	592,430
Distribution and service fees	787,443
Custodian fee	39,095
Professional fees	60,874
Reports to shareholders	50,521
Registration fees	39,767
Trustees' fees and expenses	16,449
Other	64,380
Total expenses	3,529,875
Net investment income	9,506,465
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,622,957
Swap contracts	3,107,495
Futures	(6,554,057)
Foreign currency	3,986,296
2,162,691
Change in net unrealized appreciation (depreciation) on: Investments	50,148,622
Swap contracts	2,804,926
Futures	5,527,396
Written options	(5,600)
Foreign currency	(3,033,004)
55,442,340
Net gain (loss)	57,605,031
Net increase (decrease) in net assets resulting from operations	$ 67,111,496

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations: Net investment income	$ 9,506,465	$ 19,675,587
Net realized gain (loss)	2,162,691	(14,998,884)
Change in net unrealized appreciation (depreciation)	55,442,340	16,130,227
Net increase (decrease) in net assets resulting from operations	67,111,496	20,806,930
Distributions to shareholders from: Net investment income: Class A	(7,910,271)	(17,905,348)
Class B	—	(840)*
Class C	(191,532)	(452,980)
Class R6	(15,369)	(1,009)
Class S	(2,729,796)	(6,106,303)
Institutional Class	(118,652)	(259,981)
Total distributions	(10,965,620)	(24,726,461)
Fund share transactions: Proceeds from shares sold	34,844,942	24,948,014
Reinvestment of distributions	10,456,095	23,581,242
Payments for shares redeemed	(78,190,129)	(123,567,422)
Net increase (decrease) in net assets from Fund share transactions	(32,889,092)	(75,038,166)
Increase (decrease) in net assets	23,256,784	(78,957,697)
Net assets at beginning of period	795,499,389	874,457,086
Net assets at end of period (including undistributed net investment income of $5,919,593 and $7,378,748, respectively)	$ 818,756,173	$ 795,499,389

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.89	$ 8.91	$ 10.36	$ 10.31	$ 9.56	$ 8.91
Income (loss) from investment operations: Net investment income[a]	.11	.21	.29	.32	.29	.25
Net realized and unrealized gain (loss)	.66	.03	(.64)	.23	1.01	.60
Total from investment operations	.77	.24	(.35)	.55	1.30	.85
Less distributions from: Net investment income	(.12)	(.26)	(.37)	(.34)	(.28)	(.20)
Net realized gains	—	—	(.73)	(.16)	(.27)	—
Total distributions	(.12)	(.26)	(1.10)	(.50)	(.55)	(.20)
Net asset value, end of period	$ 9.54	$ 8.89	$ 8.91	$ 10.36	$ 10.31	$ 9.56
Total Return (%)[b]	8.77**	2.82	(3.32)	5.49	14.14	9.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	595	582	639	751	770	748
Ratio of expenses (%)	.91*	.92	.91	.90	.90	.91
Ratio of net investment income (%)	2.35*	2.39	3.09	3.10	3.00	2.67
Portfolio turnover rate (%)	28**	123	115	100	90	204
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Annualized ** Not annualized

Class C	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.88	$ 8.90	$ 10.35	$ 10.29	$ 9.55	$ 8.89
Income (loss) from investment operations: Net investment income[a]	.07	.14	.22	.24	.21	.17
Net realized and unrealized gain (loss)	.67	.03	(.64)	.24	1.00	.62
Total from investment operations	.74	.17	(.42)	.48	1.21	.79
Less distributions from: Net investment income	(.09)	(.19)	(.30)	(.26)	(.20)	(.13)
Net realized gains	—	—	(.73)	(.16)	(.27)	—
Total distributions	(.09)	(.19)	(1.03)	(.42)	(.47)	(.13)
Net asset value, end of period	$ 9.53	$ 8.88	$ 8.90	$ 10.35	$ 10.29	$ 9.55
Total Return (%)[b]	8.34**	2.00	(3.99)	4.74	13.09	8.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	20	22	27	21	17
Ratio of expenses (%)	1.70*	1.72	1.70	1.69	1.72	1.74
Ratio of net investment income (%)	1.56*	1.59	2.30	2.31	2.16	1.84
Portfolio turnover rate (%)	28**	123	115	100	90	204
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Annualized ** Not annualized

Class R6	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,		Period Ended 10/31/14[a]
		2016	2015
Selected Per Share Data
Net asset value, beginning of period	$ 8.87	$ 8.88	$ 10.35	$ 10.70
Income (loss) from investment operations: Net investment income[b]	.14	.22	.29	.05
Net realized and unrealized gain (loss)	.64	.04	(.63)	(.29)
Total from investment operations	.78	.26	(.34)	(.24)
Less distributions from: Net investment income	(.14)	(.27)	(.40)	(.11)
Net realized gains	—	—	(.73)	—
Total distributions	(.14)	(.27)	(1.13)	(.11)
Net asset value, end of period	$ 9.51	$ 8.87	$ 8.88	$ 10.35
Total Return (%)	8.81**	3.08	(3.15)	(2.26)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.05		.01	.01
Ratio of expenses (%)	.57*	.67	.83	.56*
Ratio of net investment income (%)	3.07*	2.58	3.15	2.83*
Portfolio turnover rate (%)	28**	123	115	100[c]

[a] For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Represents the Fund's portfolio turnover rate for the year ended October 31, 2014.

* Annualized

** Not annualized

Class S	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.89	$ 8.91	$ 10.36	$ 10.31	$ 9.56	$ 8.91
Income (loss) from investment operations: Net investment income[a]	.12	.23	.31	.34	.31	.27
Net realized and unrealized gain (loss)	.66	.03	(.64)	.23	1.01	.60
Total from investment operations	.78	.26	(.33)	.57	1.32	.87
Less distributions from: Net investment income	(.13)	(.28)	(.39)	(.36)	(.30)	(.22)
Net realized gains	—	—	(.73)	(.16)	(.27)	—
Total distributions	(.13)	(.28)	(1.12)	(.52)	(.57)	(.22)
Net asset value, end of period	$ 9.54	$ 8.89	$ 8.91	$ 10.36	$ 10.31	$ 9.56
Total Return (%)	8.88**	3.02	(3.01)	5.70	14.37	9.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	191	186	205	249	245	236
Ratio of expenses (%)	.71*	.71	.71	.69	.71	.71
Ratio of net investment income (%)	2.55*	2.60	3.30	3.30	3.19	2.88
Portfolio turnover rate (%)	28**	123	115	100	90	204
[a] Based on average shares outstanding during the period. * Annualized ** Not annualized

Institutional Class	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.88	$ 8.90	$ 10.35	$ 10.30	$ 9.56	$ 8.91
Income (loss) from investment operations: Net investment income[a]	.12	.23	.29	.35	.32	.27
Net realized and unrealized gain (loss)	.65	.03	(.61)	.23	1.00	.61
Total from investment operations	.77	.26	(.32)	.58	1.32	.88
Less distributions from: Net investment income	(.13)	(.28)	(.40)	(.37)	(.31)	(.23)
Net realized gains	—	—	(.73)	(.16)	(.27)	—
Total distributions	(.13)	(.28)	(1.13)	(.53)	(.58)	(.23)
Net asset value, end of period	$ 9.52	$ 8.88	$ 8.90	$ 10.35	$ 10.30	$ 9.56
Total Return (%)	8.78**	3.06	(3.07)	5.77	14.32	10.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	8	8	3	2	2
Ratio of expenses (%)	.68*	.69	.68	.64	.65	.65
Ratio of net investment income (%)	2.58*	2.63	3.15	3.34	3.25	2.94
Portfolio turnover rate (%)	28**	123	115	100	90	204
[a] Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global Income Builder Fund (the "Fund") is a diversified series of Deutsche Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers, and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of April 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2017, the Fund had securities on loan, which were classified as common stocks, corporate bonds, exchange-traded funds and government & agency obligations in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Remaining Contractual Maturity of the Agreements as of April 30, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$ 8,649,137	$ —	$ —	$ —	$ 8,649,137
Corporate Bonds	13,525,335	—	—	—	13,525,335
Exchange-Traded Funds	16,713,025	—	—	—	16,713,025
Government & Agency Obligations	265,000	—	—	—	265,000
Total Borrowings	$ 39,152,497	$ —	$ —	$ —	$ 39,152,497
Gross amount of recognized liabilities for securities lending transactions					$ 39,152,497

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2016, the Fund had net tax basis capital loss carryforwards of approximately $25,385,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($24,756,000) and long-term losses ($629,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to paydown losses on mortgage-backed securities, premium amortization on debt securities, investments in futures, swap contracts, and forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of April 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $67,900,000 to $74,000,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2017, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of April 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $6,720,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $17,424,000 to $17,600,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2017, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains and entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly in such asset class.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2017, is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $89,105,000 to $124,448,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $57,058,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2017, the Fund entered into options on futures contracts for non-hedging purposes to seek to enhance potential gains.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of April 30, 2017 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $120,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $131,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2017, is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $275,201,000 to $350,427,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $193,010,000 to $255,976,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a) (b)	$ 131,200	$ —	$ —	$ 1,536,451	$ 1,667,651
Interest Rate Contracts (b)	—	—	59,036	314,807	373,843
Credit Contracts (b)	—	—	1,016,806	—	1,016,806
Foreign Exchange Contracts (c)	—	3,820,360	—	—	3,820,360
	$ 131,200	$ 3,820,360	$ 1,075,842	$ 1,851,258	$ 6,878,660

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options)

(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (d) (e)	$ (120,000)	$ —	$ —	$ (388,001)	$ (508,001)
Interest Rate Contracts (e)	—	—	(224,328)	(1,780)	(226,108)
Foreign Exchange Contracts (f)	—	(4,783,261)	—	—	(4,783,261)
	$ (120,000)	$ (4,783,261)	$ (224,328)	$ (389,781)	$ (5,517,370)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(d) Options written, at value

(e) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(f) Unrealized depreciation on forward foreign currency exchange contracts.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (g)	$ —	$ —	$ 869,102	$ 869,102
Interest Rate Contracts (g)	—	3,013,013	(7,423,159)	(4,410,146)
Credit Contracts (g)	—	94,482	—	94,482
Foreign Exchange Contracts (h)	4,286,707	—	—	4,286,707
	$ 4,286,707	$ 3,107,495	$ (6,554,057)	$ 840,145

Each of the above derivatives is located in the following Statement of Operations accounts:

(g) Net realized gain (loss) from swap contracts and futures, respectively

(h) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (i)	$ (3,200)	$ (5,600)	$ —	$ —	$ 1,397,425	$ 1,388,625
Interest Rate Contracts (i)	—	—	—	1,776,390	4,129,971	5,906,361
Credit Contracts (i)	—	—	—	1,028,536	—	1,028,536
Foreign Exchange Contracts (j)	—	—	(3,084,098)	—	—	(3,084,098)
	$ (3,200)	$ (5,600)	$ (3,084,098)	$ 2,804,926	$ 5,527,396	$ 5,239,424

Each of the above derivatives is located in the following Statement of Operations accounts:

(i) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swaps contracts and futures, respectively

(j) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of April 30, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (k)	Cash Collateral Received (k)	Net Amount of Derivative Assets
Barclays Bank PLC	$ 668,108	$ —	$ (668,108)	$ —	$ —
Canadian Imperial Bank of Commerce	415,032	(415,032)	—	—	—
Citigroup, Inc.	1,175,787	(945,761)	(230,026)	—	—
Goldman Sachs & Co.	793,727	(793,727)	—	—	—
National Australia Bank Ltd.	379,201	—	—	(330,000)	49,201
Societe Generale	186,960	(186,960)	—	—	—
Toronto-Dominion Bank	201,545	(201,545)	—	—	—
	$ 3,820,360	$ (2,543,025)	$ (898,134)	$ (330,000)	$ 49,201
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
BNP Paribas	$ 208,251	$ —	$ —	$ —	$ 208,251
Canadian Imperial Bank of Commerce	417,286	(415,032)	—	—	2,254
Citigroup, Inc.	945,761	(945,761)	—	—	—
Goldman Sachs & Co.	1,873,657	(793,727)	—	—	1,079,930
Morgan Stanley	627,175	—	—	—	627,175
Societe Generale	270,526	(186,960)	—	—	83,566
Toronto-Dominion Bank	440,605	(201,545)	—	—	239,060
	$ 4,783,261	$ (2,543,025)	$ —	$ —	$ 2,240,236

(k) The actual collateral received and may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended April 30, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $206,417,024 and $183,646,694, respectively. Purchases and sales of U.S. Treasury securities aggregated $12,937,023 and $36,961,154, respectively.

For the six months ended April 30, 2017, transactions for written options on futures contracts were as follows:

	Contracts	Premiums
Outstanding, beginning of period	—	$ —
Options written	1,600	114,400
Outstanding, end of period	1,600	$ 114,400

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Effective March 1, 2017, Deutsche Alternative Asset Management (Global) Limited (DAAM Global), also an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

Under the Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

Accordingly, for the six months ended April 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund's average daily net assets.

For the period from November 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.24%
Class C	1.99%
Class R6	.99%
Class S	.99%
Institutional Class	.99%

In addition, for the period from November 1, 2016 through April 30, 2017, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class R6 shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.68%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2017, the Administration Fee was $399,769, of which $66,911 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2017
Class A	$ 193,640	$ 135,679
Class C	5,678	4,019
Class R6	21	15
Class S	116,005	80,000
Institutional Class	3,620	2,404
	$ 318,964	$ 222,117

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2017
Class C	$ 75,746	$ 12,864

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2017	Annualized Rate
Class A	$ 686,929	$ 350,777.24%
Class C	24,768	12,579.25%
	$ 711,697	$ 363,356

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2017 aggregated $12,222.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended April 30, 2017, the CDSC for Class C shares aggregated $433. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares. For the six months ended April 30, 2017, DDI received $6 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $13,251, of which $11,320 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2017, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $20,759.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2017.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,275,919	$ 11,868,730	1,793,913	$ 15,611,592
Class C	239,808	2,204,489	267,178	2,315,601
Class R6	243,323	2,294,368	3,930	32,049
Class S	1,365,495	12,792,668	607,704	5,315,295
Institutional Class	603,823	5,684,687	189,604	1,673,477
		$ 34,844,942		$ 24,948,014
Shares issued to shareholders in reinvestment of distributions
Class A	826,017	$ 7,601,034	1,986,250	$ 17,220,028
Class B	—	—	99*	837*
Class C	20,367	187,298	50,980	441,415
Class R6	1,638	15,369	116	1,009
Class S	275,266	2,533,742	652,466	5,657,972
Institutional Class	12,897	118,652	30,046	259,981
		$ 10,456,095		$ 23,581,242
Shares redeemed
Class A	(5,130,451)	$ (47,388,328)	(9,997,960)	$ (86,760,049)
Class B	—	—	(72,391)*	(622,638)*
Class C	(282,197)	(2,591,278)	(583,039)	(5,040,058)
Class R6	(12)	(110)	(4)	(36)
Class S	(2,474,111)	(22,902,470)	(3,363,301)	(29,223,533)
Institutional Class	(564,021)	(5,307,943)	(222,871)	(1,921,108)
		$ (78,190,129)		$ (123,567,422)
Net increase (decrease)
Class A	(3,028,515)	$ (27,918,564)	(6,217,797)	$ (53,928,429)
Class B	—	—	(72,292)*	(621,801)*
Class C	(22,022)	(199,491)	(264,881)	(2,283,042)
Class R6	244,949	2,309,627	4,042	33,022
Class S	(833,350)	(7,576,060)	(2,103,131)	(18,250,266)
Institutional Class	52,699	495,396	(3,221)	12,350
		$ (32,889,092)		$ (75,038,166)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2016 to April 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/17	$ 1,087.70	$ 1,083.40	$ 1,088.10	$ 1,088.80	$ 1,087.80
Expenses Paid per $1,000*	$ 4.71	$ 8.78	$ 2.95	$ 3.68	$ 3.52
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/17	$ 1,020.28	$ 1,016.36	$ 1,021.97	$ 1,021.27	$ 1,021.42
Expenses Paid per $1,000*	$ 4.56	$ 8.50	$ 2.86	$ 3.56	$ 3.41

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Global Income Builder Fund	.91%	1.70%	.57%	.71%	.68%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Global Income Builder Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Sub-Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees of Deutsche Market Trust (hereinafter referred to as the "Board" or "Trustees") approved a sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA") and Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), a U.K.-based affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG, on behalf of Deutsche Global Income Builder Fund (the "Fund") at an in-person meeting in February 2017. In February 2017, all of the Fund’s Trustees were independent of DIMA and its affiliates. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on March 1, 2017.

In determining to approve the Sub-Advisory Agreement, the Board considered the capabilities of DAAM Global and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was proposed by DIMA to allow for the relocation of one of the Fund’s portfolio managers from New York to London. The Board considered that the appointment of DAAM Global was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DAAM Global would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would likely decline under the new sub-advisory arrangement.

Given that DAAM Global is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Fund’s investment management agreement with DIMA in September 2016.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRCX	KTRSX	KTRIX
CUSIP Number	25159K 820	25159K 796	25159K 788	25159K 770
Fund Number	002	302	2033	1402

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KTRZX
CUSIP Number	25159K 721
Fund Number	1633

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 09/2016

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Income Builder Fund, a series of Deutsche Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2017